EXHIBIT 21.1

MACK-CALI REALTY, L.P.

Subsidiary	State of Incorporation or Organization
1 COMMERCE REALTY L.L.C.	NJ
1 EXECUTIVE REALTY L.L.C.	NJ
2 COMMERCE REALTY L.L.C.	NJ
2 EXECUTIVE REALTY L.L.C.	NJ
2 PARAGON REALTY L.L.C.	DE
2 TWOSOME REALTY L.L.C.	NJ
2 INDEPENDENCE SPE LLC	DE
3 CAMPUS REALTY LLC	DE
3 ODELL REALTY L.L.C.	NY
3 PARAGON REALTY L.L.C.	DE
4 GATEHALL REALTY L.L.C.	NJ
4 PARAGON REALTY L.L.C.	NJ
4 SENTRY HOLDING L.L.C.	DE
4 SENTRY REALTY L.L.C.	DE
4 BECKER SPE LLC	DE
4 SYLVAN SPE LLC	DE
5 WOOD HOLLOW REALTY, L.L.C.	NJ
5 BECKER SPE LLC	DE
5/6 SKYLINE REALTY L.L.C.	NY
6 BECKER SPE LLC	DE
6 PARSIPPANY L.L.C.	NJ
9 CAMPUS REALTY L.L.C.	NJ
10 INDEPENDENCE SPE LLC	DE
11 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
12 SKYLINE ASSOCIATES L.L.C.	NY
12 VREELAND REALTY LLC	DE
14/16 SKYLINE REALTY L.L.C.	NY
14 COMMERCE REALTY L.L.C.	NJ
14 SYLVAN REALTY L.L.C.	NJ
20 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
20 WATERVIEW SPE LLC	DE
25 COMMERCE REALTY, L.L.C.	NJ
30 TWOSOME REALTY L.L.C.	NJ
31 TWOSOME REALTY L.L.C.	NJ
35 WATERVIEW HOLDING L.L.C.	DE
35 WATERVIEW SPE LLC	DE
40 TWOSOME REALTY L.L.C.	NJ
41 TWOSOME REALTY L.L.C.	NJ
50 TWOSOME REALTY L.L.C.	NJ
51 CHUBB SPE LLC	DE
55 CORPORATE REALTY L.L.C.	DE

Subsidiary	State of Incorporation or Organization

75 LIVINGSTON SPE LLC	DE
78/PINSON PARTNERS L.L.C.	NJ
85 LIVINGSTON SPE LLC	DE
97 FORSTER REALTY L.L.C.	NJ
100 KIMBALL REALTY L.L.C.	NJ
100 WILLOWBROOK REALTY L.L.C.	DE
101 COMMERCE REALTY L.L.C.	NJ
101 EXECUTIVE REALTY L.L.C.	NJ
101 HUDSON STREET ASSOCIATES	NJ
101 HUDSON URBAN RENEWAL ASSOCIATES	NJ
101 HUDSON LEASING ASSOCIATES	NJ
102 EXECUTIVE REALTY L.L.C.	NJ
120 PASSAIC STREET L.L.C.	NJ
150 MAIN STREET, L.L.C.	DE
201 COMMERCE REALTY L.L.C.	NJ
201 WILLOWBROOK FUNDING L.L.C.	NJ
210 CLAY SPE LLC	DE
225 CORPORATE REALTY L.L.C.	NY
225 EXECUTIVE REALTY L.L.C.	NJ
233 CANOE BROOK ASSOCIATES L.L.C.	NJ
300 HORIZON REALTY L.L.C.	NJ
300 TICE REALTY ASSOCIATES L.L.C.	NJ
343 THORNALL HOLDING L.L.C.	DE
343 THORNALL SPE LLC	DE
395 W. PASSAIC L.L.C.	NJ
400 CHESTNUT REALTY L.L.C.	NJ
400 RELLA REALTY ASSOCIATES L.L.C.	NY
461 FROM REALTY L.L.C.	NJ
470 CHESTNUT REALTY L.L.C.	NJ
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
530 CHESTNUT REALTY L.L.C.	NJ
600 HORIZON CENTER L.L.C.	NJ
600 PARSIPPANY ASSOCIATES L.L.C.	NJ
701 2ND ST WDC MEMBER L.L.C.	DC
1256 N. CHURCH REALTY L.L.C.	NJ
1266 SOUNDVIEW REALTY L.L.C.	CT
1280 WALL SPE LLC	DE
1507 LANCER REALTY L.L.C.	NJ
1717 REALTY ASSOCIATES L.L.C.	NJ

Subsidiary	State of Incorporation or Organization

AIRPORT PROPERTIES ASSOCIATES L.L.C.	NJ
ALTERRA I L.L.C.	DE
ALTERRA IB L.L.C.	DE
BA ROSELAND L.L.C.	DE
BMP MOORESTOWN REALTY L.L.C.	NJ
BMP SOUTH REALTY L.L.C.	NJ
BRIDGE PLAZA REALTY ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
CCMA NOMINEE L.L.C.	NJ
CENTURY PLAZA ASSOCIATES L.L.C.	NJ
CHAI JV MEMBER L.L.C.	VA
CLEARBROOK ROAD ASSOCIATES L.L.C.	NY
COLLEGE ROAD REALTY L.L.C.	NJ
COMMERCENTER REALTY ASSOCIATES L.L.C.	NJ
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
CWLT ROSELAND EXCHANGE L.L.C.	NJ
ELEVENTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
ELMSFORD REALTY ASSOCIATES L.L.C.	NY
EMPIRE STATE CAFÉ LICENSING L.L.C.	NY
EMPIRE STATE FUNDING L.L.C.	DE
EMPIRE STATE VEHICLE LEASING L.L.C.	NY
EPSTEINS B 40 PARK ROSEWOOD UNIT L.L.C.	NJ
EPSTEINS B METROPOLITAN UNIT, L.L.C.	NJ
EPSTEINS C LOFTS, LLC	NJ
FIVE SENTRY REALTY ASSOCIATES L.P.	PA
FOURTEENTH SPRINGHILL LAKE ASSOCIATES L.L.C.	DE
GALE SLG NJ GP LLC	DE
GALE SLG NJ MEZZ LLC	DE
GALE SLG NJ OPERATING PARTNERSHIP, L.P.	DE
GARDEN STATE CAFÉ LICENSING L.L.C.	NJ
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
GRAND JERSEY WATERFRONT URBAN RENEWAL L.L.C.	NJ
GREENBELT/SPRINGHILL LAKE ASSOCIATES L.L.C.	MD
HANOVER 3201 REALTY L.L.C.	NJ
HANOVER HOSPITALITY CORP.	NJ
HARBORSIDE UNIT A URBAN RENEWAL, L.L.C.	NJ
HARBORSIDE HOSPITALITY CORP.	NJ
HARBORSIDE UNIT A L.L.C.	NJ
HILLSBOROUGH 206 HOLDINGS L.L.C.	NJ

Subsidiary	State of Incorporation or Organization

HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
KEMBLE PLAZA II REALTY L.L.C.	NJ
KENNEL COURT PARTNERS L.L.C.	NJ
KEYSTONE VEHICLE LEASING L.L.C.	PA
KNIGHTSBRIDGE REALTY L.L.C.	NJ
LINWOOD REALTY L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
LR OVERLOOK PHASE II L.L.C.	DE
LR OVERLOOK PHASE III L.L.C.	DE
M-C 125 BROAD A L.L.C.	DE
M-C 125 BROAD C L.L.C.	DE
M-C 2 SOUTH GOLD L.L.C.	NJ
M-C 3 AAA L.L.C.	NJ
M-C 3 CAMPUS, LLC	DE
M-C 5 AAA L.L.C.	NJ
M-C 6 AAA L.L.C.	NJ
M-C CAPITOL ASSOCIATES L.L.C.	DE
M-C CHURCH REALTY L.L.C.	NJ
M-C CONSTRUCTION SERVICES L.L.C.	NJ
M-C HARBORSIDE PROMENADE LLC	NJ
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C HUDSON LLC	NJ
M-C LENOLA REALTY L.L.C.	NJ
M-C METROPOLITAN REALTY L.L.C.	NJ
M-C NEWARK L.L.C.	DE
M-C PENN MANAGEMENT TRUST	MD
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ
M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C RED BANK REALTY L.L.C.	NJ
M-C ROSETREE REALTY ASSOCIATES L.P.	PA
M-C SENIOR MEZZANINE L.L.C.	DE
M-C VREELAND, LLC	DE
MACK-CALI ADVANTAGE SERVICES CORPORATION	DE
MACK-CALI AIRPORT REALTY ASSOCIATES L.P.	PA
MACK-CALI B PROPERTIES, L.L.C.	NJ
MACK-CALI BRIDGEWATER REALTY, L.P.	NJ
MACK-CALI BUILDING V ASSOCIATES L.L.C.	NJ
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CHESTNUT RIDGE, L.L.C.	NJ
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI D.C. MANAGEMENT CORP	DE
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI F PROPERTIES L.P.	NJ

Subsidiary	State of Incorporation or Organization

MACK-CALI FACILITY, LLC	NJ
MACK-CALI FREEHOLD L.L.C.	NJ
MACK-CALI GLENDALE LIMITED PARTNERSHIP	AZ
MACK-CALI HARBORSIDE UNIT A L.L.C.	NJ
MACK-CALI HOLMDEL L.L.C.	DE
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI MANAGEMENT L.L.C.	DE
MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C.	NJ
MACK-CALI MEADOWLANDS SPECIAL L.L.C.	NJ
MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI PENNSYLVANIA REALTY ASSOCIATES L.P.	PA
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTIES CO.	NJ
MACK-CALI PROPERTY TRUST	MD
MACK-CALI REALTY ACQUISITION CORP.	DE
MACK-CALI REALTY CONSTRUCTION CORPORATION	NJ
MACK-CALI SERVICES, INC.	NJ
MACK-CALI SHORT HILLS L.L.C.	NJ
MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI SUB I, INC.	DE
MACK-CALI SUB III, INC.	DE
MACK-CALI SUB VI, INC.	DE
MACK-CALI SUB X, INC.	DE
MACK-CALI SUB XI, INC.	DE
MACK-CALI SUB XV TRUST	MD
MACK-CALI SUB XVII, INC.	DE
MACK-CALI SUB XXII, INC.	DE
MACK-CALI TAXTER ASSOCIATES L.L.C.	NY
MACK-CALI TC L.L.C.	DE
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI WOODBRIDGE L.L.C.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MACK-CALI-R COMPANY NO. 1 L.P.	NJ
MACK-GREEN-GALE L.L.C.	DE
MAIN-MARTINE MAINTENANCE CORP.	NY
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MARBELLA LAND HOLDING, L.L.C.	NJ
MARBELLA TOWER ASSOCIATES L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES SOUTH, L.L.C.	NJ
MC 55 CORPORATE DRIVE L.L.C.	DE
MC 55 CORPORATE MANAGER L.L.C.	DE
MC 100 IMW HOLDING L.P.	DE
MC AIRPORT HOLDING L.P.	PA

Subsidiary	State of Incorporation or Organization

MC FREE WI-FI L.L.C.	NJ
MC HUDSON HOLDING L.L.C.	NJ
MC HUDSON REALTY L.L.C.	NJ
MC MADISON HOLDING L.P.	PA
MC MONUMENT APARTMENT L.P.	PA
MC MONUMENT HOLDING L.P.	PA
MC ONE RIVER GENERAL L.L.C.	NJ
MC ONE RIVER LIMITED L.L.C.	NJ
MC OPM FUNDING L.P.	PA
MC RICHMOND NB L.L.C.	NJ
MC RIVERWATCH NB L.L.C.	NJ
MC ROSELAND CRYSTAL LAKE L.L.C.	DE
MC ROSELAND EPSTEINS L.L.C.	DE
MC ROSELAND HILLSBOROUGH L.L.C.	DE
MC ROSELAND JERSEY CITY II L.L.C.	DE
MC ROSELAND KENNEL COURT L.L.C.	NJ
MC ROSELAND LAFAYETTE COMMONS L.L.C.	DE
MC ROSELAND MA HOLDINGS L.L.C.	DE
MC ROSELAND MARBELLA SOUTH L.L.C.	DE
MC ROSELAND MONACO L.L.C.	DE
MC ROSELAND NJ HOLDINGS L.L.C.	DE
MC ROSELAND NORTH RETAIL L.L.C.	DE
MC ROSELAND NORTH RETAIL L.L.C.	DE
MC ROSELAND NY HOLDINGS L.L.C.	DE
MC ROSELAND PORT IMPERIAL 13, L.L.C.	NJ
MC ROSELAND PORT IMPERIAL SOUTH 15 L.L.C.	DE
MC ROSELAND PORTSIDE AT PIER ONE L.L.C.	DE
MC ROSELAND PORTSIDE L.L.C.	DE
MC ROSELAND TRS OPERATING L.L.C.	DE
MC ROSELAND VA HOLDINGS L.L.C.	DE
MC ROSELAND WASHINGTON STREET, L.P.	DE
MC ROSELAND WATERFRONT PARTNERS L.L.C.	DE
MC ROSETREE HOLDING L.P.	PA
MC SENTRY HOLDING L.P.	PA
MC WESTLAKES HOLDING L.P.	PA
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
MC-SJP PINSON DEVELOPMENT, L.L.C.	DE
MID-WEST MAINTENANCE CORP.	NY
MID-WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
MONACO NORTH URBAN RENEWAL L.L.C.	NJ
MONACO SOUTH URBAN RENEWAL, L.L.C.	NJ
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MONUMENT 150 REALTY L.L.C.	DE
MONUMENT HOLDING L.L.C.	DE
MOUNT AIRY REALTY ASSOCIATES L.L.C.	NJ
MOUNTAINVIEW REALTY L.L.C.	NJ
NEWARK CENTER HOLDING L.L.C.	DE

Subsidiary	State of Incorporation or Organization

OFFICE ASSOCIATES L.L.C.	NJ
ONE GRANDE SPE L.L.C.	DE
ONE RIVER ASSOCIATES	NJ
ONE SYLVAN REALTY, L.L.C.	NJ
OPM FUNDING L.L.C.	NJ
OVERLOOK RIDGE L.L.C.	DE
OVERLOOKS RIDGE JV 2C/3B, L.L.C.	DE
PALLADIUM REALTY L.L.C.	NJ
PARSIPPANY 4/5 REALTY L.L.C.	NJ
PARSIPPANY 202 REALTY L.L.C.	NJ
PARSIPPANY CAMPUS REALTY ASSOCIATES L.L.C.	NJ
PARSIPPANY HANOVER REALTY II L.L.C.	NJ
PARK SQUARE TIC L.L.C.	NJ
PHELAN REALTY ASSOCIATES L.P.	CA
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PORT IMPERIAL SOUTH, L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 GARAGE L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 RETAIL L.L.C.	NJ
PORTSIDE 1/4 L.L.C.	DE
PORTSIDE 5/6, L.L.C.	DE
PORTSIDE APARTMENT DEVELOPERS, L.L.C.	DE
PORTSIDE HOLDINGS L.L.C.	DE
PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ
PRUROSE RIVERWALK G L.L.C.	NJ
PSA RAHWAY TIC L.L.C.	NJ
PW/MS MANAGEMENT CO. INC.	NJ
PW/MS OP SUB III, LLC	DE
RAHWAY APTS TIC L.L.C.	NJ
RIVERWALK C. URBAN RENEWAL L.L.C.	NJ
RIVERWALK G URBAN RENEWAL, L.L.C.	NJ
RM - C/H MANAGEMENT COMPANY L.L.C.	NJ
ROSELAND 4/5 HOLDING, L.L.C.	NJ
ROSELAND ADVISORS L.L.C.	NJ
ROSELAND ASSET SERVICES, L.L.C.	NJ
ROSELAND DESIGNS L.L.C.	NJ
ROSELAND HOSPITALITY CORP.	NJ
ROSELAND II L.L.C.	NJ
ROSELAND MANAGEMENT COMPANY, L.L.C.	DE
ROSELAND MANAGEMENT HOLDING L.L.C.	NY
ROSELAND MANAGEMENT SERVICES, L.P.	NJ
ROSELAND OWNERS ASSOCIATES L.L.C.	NJ
ROSELAND SERVICES L.L.C.	DE
ROSELAND/EASTCHESTER, L.L.C.	NJ
ROSELAND/LINCOLN HARBOR, L.L.C.	NJ
ROSELAND/OVERLOOK 2C/3B, L.L.C.	NJ
ROSELAND/OVERLOOK, L.L.C.	NJ
ROSELAND/PORT IMPERIAL PARTNERS, L.P.	DE

Subsidiary	State of Incorporation or Organization

ROSELAND/PORT IMPERIAL SOUTH, L.L.C.	NJ
ROSELAND/PORT IMPERIAL, L.L.C.	NJ
ROSELAND/RIVERWALK G, L.L.C.	NJ
ROSELAND/SHORT HILLS L.L.C.	NJ
SENTRY PARK WEST L.L.C.	PA
SIX COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
SIXTEENTH SPRINGHILL LAKES ASSOCIATES L.L.C.	MD
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
SOUTH-WEST MAINTENANCE CORP.	NY
STAMFORD SM L.L.C.	DE
STEVENS AIRPORT REALTY ASSOCIATES L.P.	PA
SYLVAN/CAMPUS REALTY L.L.C.	NJ
TALLEY MAINTENANCE CORP.	NY
TALLEYRAND REALTY ASSOCIATES L.L.C.	NY
TENTH SPRINGHILL LAKE ASSOCIATES, LLC	DE
TERRI REALTY ASSOCIATES L.L.C.	NJ
THE GALE COMPANY, L.L.C.	NJ
THE GALE CONSTRUCTION COMPANY, L.L.C.	DE
THE GALE CONSTRUCTION SERVICES COMPANY, L.L.C.	DE
THE GALE CONTRACTING COMPANY, L.L.C.	DE
THE GALE INVESTMENT SERVICES COMPANY, L.L.C.	DE
THE GALE MANAGEMENT COMPANY, L.L.C.	DE
THE GALE REAL ESTATE ADVISORS COMPANY, L.L.C.	DE
THE GALE REAL ESTATE SERVICES COMPANY L.L.C.	DE
THE GALE SERVICES COMPANY, L.L.C.	DE
TWELFTH SPRINGHILL LAKE ASSOCIATES, LLC	MD
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WEST AVENUE REALTY ASSOCIATES L.L.C.	CT
WEST-AVE. MAINTENANCE CORP.	CT
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY